UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

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THE 787 FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

Atlanta Financial Center

3343 Peachtree Road, N.E. Suite 450

Atlanta, Georgia 30326

December     , 2007

Dear Shareholder:

On behalf of the Board of Directors (the “Board”) of the AXA Enterprise Mergers and Acquisitions Fund (the “Fund”), we are pleased to invite you to a Special Meeting of Shareholders of the Fund to be held at              [a.m./p.m.] (Eastern time) on January     , 2008, at the offices of AXA Financial, Inc. (“AXA Financial”), 1290 Avenue of the Americas, New York, New York 10104 (the “Meeting”).

On                 , 2007, Enterprise Capital Management, Inc. (“ECM”), the investment adviser for the Fund, and its parent company, AXA Financial, Inc., entered into an agreement with Gabelli Funds, LLC (“Gabelli Funds”) under which Gabelli Funds, an investment adviser that is registered with the Securities and Exchange Commission, would acquire certain assets associated with ECM’s business as investment adviser and administrative services agent of the Fund (the “Transaction”). The agreement contemplates that Gabelli Funds would become the primary investment adviser for the Fund, which would be renamed the [Enterprise Mergers and Acquisitions] Fund, and that ECM would no longer serve as the Fund’s investment adviser and administrative services agent after the Transaction. Gabelli Funds is an affiliate of GAMCO Asset Management Inc. (“GAMCO”), which currently serves as the investment sub-adviser for the Fund. To enhance operational efficiencies following the approval of Gabelli Funds as the Fund’s investment adviser, the agreement also contemplates that a new Board of Directors of the Fund would be elected, which would consist primarily of individuals who currently serve as directors of other registered investment companies that are advised by Gabelli Funds or its affiliates, and that the current members of the Board would no longer serve as directors following shareholder approval of Gabelli Funds as the Fund’s investment adviser, the election and qualification of the new Board and the successful consummation of the Transaction.

The Fund’s current Board has unanimously approved a new Investment Advisory Agreement with Gabelli Funds and the nomination of six new Directors for the Fund. The appointment of Gabelli Funds and the election of a new Board must be approved by shareholders of the Fund. If approved, the existing Investment Advisory Agreement between the Fund and ECM and the existing Investment Sub-Advisory Agreement between ECM and GAMCO will be terminated.

At the Meeting, you will be asked (1) to approve the new Investment Advisory Agreement with Gabelli Funds and (2) to elect a new Board of Directors for the Fund. The Board recommends that you vote “FOR” the proposal to approve the new Investment Advisory Agreement with Gabelli Funds. The Board also recommends that you vote “FOR” the nominees to the Board. Although the Board has determined that the proposals are in your best interest, the final decision is yours.

The accompanying Proxy Statement includes a detailed description of the proposals. The formal Notice of Special Meeting and a Proxy Ballot also are enclosed. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs associated with follow-up letters and calls. Please be sure to vote and return the Proxy Ballot.

Whether or not you plan to attend the Meeting, you may vote by proxy in any of the following ways:

1.	Internet — Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed Proxy Ballot. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Ballot.

2.	Telephone — Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free telephone number and required control number are printed on your enclosed Proxy Ballot. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Ballot.

3.	Mail — If you vote by mail, please indicate your vote on the enclosed Proxy Ballot, date and sign the card, and return it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

Please return your Proxy Ballot(s) or follow the instructions in the enclosed materials to vote on-line or by telephone so that your vote will be counted.

Your vote is important to us regardless of the number of shares that you own. Please vote by returning your Proxy Ballot today in the enclosed postage-paid envelope. You also may vote your proxy by a toll-free phone call or by voting on-line, as indicated in the enclosed materials.

The proposals and the reasons for the Board’s recommendation are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the proposals, please do not hesitate to contact the Fund toll free at             .

We look forward to your attendance at the Meeting or receiving your proxy card or your on-line or telephone instructions so that your shares may be voted at the Meeting.

Sincerely,
Steven M. Joenk
President

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AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

3343 Peachtree Road, N.E. Suite 450

Atlanta, Georgia 30326

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

TO BE HELD ON JANUARY     , 2008

To Shareholders of the AXA Enterprise Mergers and Acquisitions Fund:

NOTICE IS GIVEN THAT a Special Meeting of the Shareholders of the AXA Enterprise Mergers and Acquisitions Fund (the “Fund”) will be held at the offices of AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York 10104, on January     , 2008, at              [a.m./p.m.], Eastern time (the “Meeting”). The purpose of the Meeting is to consider and act upon the proposals described below.

1. To approve a new Investment Advisory Agreement between the AXA Enterprise Mergers and Acquisitions Fund and Gabelli Funds, LLC;

2. To elect a new Board of Directors; and

3. To transact such other business that may properly come before the Meeting.

Your Directors unanimously recommend that you vote in favor of the proposals.

Shareholders of record as of the close of business on November     , 2007, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy ballot(s) that is/are being solicited by the Fund’s Board of Directors. This is important to ensure a quorum at the Meeting. You also may return proxies by: (1) touch-tone voting; or (2) voting on-line. Proxies may be revoked at any time before they are exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

We need your proxy vote immediately.    You may think that your vote is not important, but it is. By law, the Meeting will have to be adjourned without conducting any business if a majority of the shares of the Fund entitled to vote in person or by proxy at the Meeting are not represented at the Meeting. In that event, the Fund would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Fund to hold the Meeting as scheduled, so please return your proxy ballot(s) immediately or vote on-line or by telephone.

By Order of the Board of Directors,
Patricia Louie
Secretary

Dated: December     , 2007

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AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

Atlanta Financial Center

3343 Peachtree Road, N.E. Suite 450

Atlanta, Georgia 30326

PROXY STATEMENT DATED DECEMBER     , 2007, FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY     , 2008

This Proxy Statement is being furnished to shareholders of the AXA Enterprise Mergers and Acquisitions Fund (the “Fund”) in connection with the solicitation by the Fund’s Board of Directors of proxies to be used at the Special Meeting of Shareholders of the Fund, and at any adjournment or postponement thereof (the “Meeting”), to be held at AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York 10104 on January     , 2008, at              [a.m./p.m.], Eastern time. This Proxy Statement is being first mailed to shareholders on or about December     , 2007.

A list of the proposals described in this Proxy Statement is described below:

Summary of Proposals
1. To approve a new Investment Advisory Agreement between the AXA Enterprise Mergers and Acquisitions Fund and Gabelli Funds, LLC.
2. To elect a new Board of Directors.
3. To transact such other business that may properly come before the Meeting.

The Fund is a portfolio of The 787 Fund, Inc., a Maryland corporation that is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s shares of common stock are referred to as “shares,” and the holders of the shares are “shareholders.” The Fund’s Board of Directors is referred to as the “Board,” and the directors are “Directors.”

Investment advisory services are currently provided to the Fund under an Investment Advisory Agreement with Enterprise Capital Management, Inc. (“ECM”), 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022, and an Investment Sub-Advisory Agreement with GAMCO Asset Management Inc. (“GAMCO”), One Corporate Center, Rye, NY 10580. Enterprise Fund Distributors, Inc. (“EFD”), 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022, a subsidiary of ECM, is the principal underwriter of the Fund’s shares. AXA Equitable Life Insurance Company (“AXA Equitable”), 1290 Avenue of the Americas, New York, NY 10104, provides certain compliance and fund accounting services to the Fund. The mailing address for the Fund’s principal executive officers is also 1290 Avenue of the Americas, New York, New York 10104.

Shareholders of record as of the close of business on November     , 2007 (the “Record Date”) are entitled to vote at the Meeting. Additional information regarding outstanding shares, voting your proxy card and attending the Meeting are included at the end of this Proxy Statement in the section entitled “Voting Information.”

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OVERVIEW

The Board is submitting for approval by the shareholders of the Fund a new Investment Advisory Agreement (the “New Advisory Agreement”) between the Fund and Gabelli Funds, LLC (“Gabelli Funds”). Gabelli Funds is an affiliate of GAMCO, which currently serves as the Fund’s investment sub-adviser. The existing Investment Advisory Agreement between the Fund and ECM (the “Existing Advisory Agreement”) and the existing Investment Advisory Agreement between ECM and GAMCO (the “Existing Sub-Advisory Agreement” and together with the Existing Advisory Agreement, the “Existing Agreements”) will be terminated in connection with the transfer of advisory responsibilities to Gabelli Funds as described below. The Board is also submitting for election six nominees to serve on the Fund’s Board of Directors following shareholder approval of the New Advisory Agreement.

The Transaction

On                     , 2007, ECM and its parent company, AXA Financial, Inc. (together, “AXA”), entered into an agreement with Gabelli Funds under which Gabelli Funds would acquire certain assets associated with ECM’s business as investment adviser and administrative services agent of the Fund (the “Transaction”). The agreement contemplates that Gabelli Funds would become the primary investment adviser for the Fund, which would be renamed the [Enterprise Mergers and Acquisitions] Fund, and that ECM would no longer serve as the Fund’s investment adviser and administrative services agent after the Transaction. To enhance operational efficiencies following the approval of Gabelli Funds as the Fund’s investment adviser, the agreement also contemplates that a new Board of Directors of the Fund would be elected, which would consist primarily of individuals who currently serve as directors of other registered investment companies that are advised by Gabelli Funds or its affiliates, and that the current members of the Board would no longer serve as directors following shareholder approval of Gabelli Funds as the Fund’s investment adviser, the election and qualification of the new Board and the successful consummation of the Transaction. The appointment of Gabelli Funds as the Fund’s primary investment adviser and the election of a new Board of Directors must be approved by the Fund’s current Board of Directors and by shareholders of the Fund.

In anticipation of the consummation of the Transaction, the Board has approved the New Advisory Agreement with Gabelli Funds and the nomination of six new Directors, subject to shareholder approval.

Consummation of the Transaction is subject to certain terms and conditions, including, among others: (1) the Fund obtaining approval to enter into the New Advisory Agreement, as set forth in Proposal 1 of this Proxy Statement, from the Board and the Fund’s shareholders; and (2) the election of a new Board of Directors, as set forth in Proposal 2 of this Proxy Statement, by the current Board and the Fund’s shareholders. In addition, the adoption agreement includes customary representations and warranties and indemnification provisions. Although there is no assurance that the Transaction will be completed, if each of the terms and conditions is satisfied or waived, the parties to the Transaction anticipate that the closing will take place on or about January     , 2008.

Current Structure and Service Providers for the Fund

The Fund is a type of fund that is commonly referred to as a “manager of managers” fund under which ECM serves as the Fund’s primary investment manager and, subject to the approval of the Fund’s Board, selects one or more investment sub-advisers for the Fund, in this case GAMCO. The sub-adviser in turn has responsibility for the day-to-day portfolio management of the Fund, subject to oversight by ECM and the Board. ECM has obtained an exemption from the SEC that generally permits ECM and the Board to appoint, dismiss and replace the Fund’s sub-adviser and to amend the sub-advisory agreement between ECM and the sub-adviser without obtaining shareholder approval (the “Multi-Manager Order”). ECM also serves as the Fund’s administrative services agent.

In addition to the service providers identified above, AXA Equitable currently serves as the Fund’s accounting and compliance services agent, and EFD currently serves as the Fund’s principal underwriter. ECM, AXA Equitable and EFD are wholly owned subsidiaries of AXA Financial, Inc., which in turn is a wholly owned subsidiary of

AXA SA, a French insurance holding company. GAMCO is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the New York Stock Exchange.

Post-Transaction Structure and Operations of the Fund

Following shareholder approval of the proposals described in this Proxy Statement and consummation of the Transaction, Gabelli Funds will become the Fund’s investment adviser and administrator and will have primary responsibility for the day-to-day management of the Fund. In addition, a new Board of Directors will oversee the management of the Fund. It is expected that the Fund’s investment objectives, policies and restrictions will remain the same after the Transaction. It is also expected that Mr. Mario J. Gabelli (“Mr. Gabelli”), the portfolio manager who currently manages the Fund’s assets on a day-to-day basis through GAMCO, will continue to manage the Fund’s assets following the closing of the Transaction through Gabelli Funds. Moreover, it is expected that because of the Limitation Agreement (as defined below) the maximum net annual operating expense ratio of each class of shares of the Fund will be no higher than the maximum current net annual operating expense ratio of each such class of shares for a period of at least two years after the Transaction.

After the Transaction, the Fund will no longer be structured as a “manager of managers” fund and ECM will no longer provide investment management or administrative services to the Fund. However, EFD will continue to serve as the Fund’s exclusive principal underwriter after the Transaction, subject to required approvals. It is expected that the Fund’s share class structure (i.e., Class A, Class B, Class C and Class Y shares) will remain the same, except that Class B shares of the Fund will not be available for purchase after the Transaction.

Upon consummation of the Transaction, the current members of the Fund’s Board of Directors, Steven M. Joenk, Lawrence S. Kash, William A. Mitchell, Jr. and Lonnie H. Pope, will no longer serve as directors of the Fund, and the new Board will assume responsibility for the Fund. The Fund’s officers identified in Proposal 2 also will resign their positions at that time and the new Board will appoint new officers to fill the vacancies after consummation of the Transaction.

Gabelli Funds and its Affiliates

Gabelli Funds is a wholly owned subsidiary of GBL, both of which are located at One Corporate Center, Rye, NY 10580. Gabelli Funds is a New York limited liability company and serves as an investment adviser to 15 open-end investment companies and nine closed-end investment companies with aggregate assets in excess of $16.9 billion as of September 30, 2007. Gabelli Funds is a registered investment adviser under the Investment Advisers Act of 1940, as amended. GBL is the parent company of Gabelli Funds. Mr. Gabelli may be deemed a “controlling person” of GBL and Gabelli Funds on the basis of his interest in GGCP, Inc. (“GGCP”), which owns approximately 72% of the equity interest of GBL and controls 95% of the combined voting power of the outstanding common stock of GBL. GGCP is majority-owned by Mr. Gabelli with the balance owned by GBL’s professional staff and other individuals. Mr. Gabelli’s principal business address is One Corporate Center, Rye, New York 10520. GGCP’s principal business address is 140 Greenwich Avenue, Greenwich, Connecticut 06830.

Gabelli Funds has several affiliates that provide investment advisory services: GAMCO acts as investment adviser for individuals, pension trusts, profit-sharing trusts, and endowments, and as sub-adviser to certain third party investment funds which include registered investment companies, and had assets under management of approximately $13.8 billion as of September 30, 2007; Gabelli Advisers, Inc. acts as investment adviser to The GAMCO Westwood Funds with assets under management of approximately $443 million as of September 30, 2007; Gabelli Securities, Inc. acts as investment adviser to certain investment partnerships and entities with assets under management of approximately $491 million as of September 30, 2007; and Gabelli Fixed Income, LLC acts as investment adviser for separate accounts having assets under management of approximately $27 million as of September 30, 2007. Each of the forgoing companies is a wholly owned subsidiary of GBL, except for Gabelli Securities, which is a majority owned subsidiary of GBL.

Exhibit A to this Proxy Statement provides information regarding the principal executive officers and member of Gabelli Funds.

Anticipated Benefits of the Transaction

ECM anticipates that the Transaction will benefit the Fund in a number of ways, including:

•

The Transaction will enable Fund shareholders to continue their investment in the Fund with increased potential for asset growth and the benefits of that growth leading to economies of scale and greater portfolio diversification.

•

Gabelli Funds, which is an affiliate of the Fund’s current sub-adviser, GAMCO, will serve as the primary investment adviser and administrator. Gabelli Funds has substantial experience, qualifications and capabilities in managing mutual funds, including funds that are comparable to the Fund. In addition, Mr. Gabelli, the portfolio manager that currently advises the Fund on a day-to-day basis through GAMCO, will continue to advise the Fund on a day-to-day basis after the Transaction through Gabelli Funds.

•	It is expected that the Fund’s investment objectives, policies and restrictions will remain the same after the Transaction.

•

It is expected that because of the Limitation Agreement (as defined below) the maximum net annual operating expense ratio of each class of shares of the Fund will be no higher than the maximum current net annual operating expense ratio of each such class of shares for a period of at least two years after the Transaction.

New Advisory Agreement

Section 15 of the 1940 Act requires that all agreements under which persons serve as investment advisers to registered mutual funds must be approved by a specified majority of the fund’s shareholders. Accordingly, shareholders of the Fund are being asked to approve the New Advisory Agreement to allow Gabelli Funds to serve as the Fund’s investment adviser following the closing of the Transaction. If the Transaction is not completed for any reason or if shareholders of the Fund do not approve the New Advisory Agreement, the Existing Advisory Agreement and Existing Sub-Advisory Agreement will remain in effect for the Fund.

PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENT BETWEEN THE AXA ENTERPRISE MERGERS AND ACQUISITION FUND AND GABELLI FUNDS, LLC

Shareholders of the Fund are being asked to approve a New Advisory Agreement between the Fund and Gabelli Funds. If shareholders approve the New Advisory Agreement, Gabelli Funds will become the Fund’s investment adviser and administrator effective upon consummation of the Transaction. As described above, the Existing Advisory Agreement between the Fund and ECM and the Existing Sub-Advisory Agreement between ECM and GAMCO will be terminated in connection with the consummation of the Transaction and the transfer of advisory responsibilities to Gabelli Funds.

Board Approval and Recommendation

The Directors who were present at an in-person meeting held on July 31, 2007, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”), unanimously approved the New Advisory Agreement for the Fund and unanimously recommended that the Fund’s shareholders approve the New Advisory Agreement. A summary of the Directors’ considerations is provided below in the section entitled “Evaluation by the Directors.”

Terms of the New Advisory Agreement

The form of the New Advisory Agreement is attached as Exhibit B to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit B. The terms of the New Advisory Agreement are similar to those of the Existing Advisory Agreement. However, there are some important differ-

ences of which you should be aware. The following is a description of the New Advisory Agreement. A comparison of the New Advisory Agreement and the Existing Advisory Agreement is set forth below in the section entitled “Differences between the Existing Agreements and New Advisory Agreement” below.

Investment Advisory Services.    Gabelli Funds will serve as the investment adviser to the Fund pursuant to the New Advisory Agreement with the Fund. In relation to providing investment advisory and portfolio management services, the New Advisory Agreement provides that Gabelli Funds will (1) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund’s assets and in connection therewith will have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Fund, and (2) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund, including the selection of entities through which such transactions are to be effected. The New Advisory Agreement permits Gabelli Funds to effect securities transactions on behalf of the Fund through affiliated persons of Gabelli Funds, which includes Gabelli & Company, Inc. The New Advisory Agreement also permits Gabelli Funds to compensate, through higher commissions, brokers and dealers (other than its affiliates) who provide investment research and analysis to the Fund and to other advisory accounts over which it or its affiliates exercise investment discretion in accordance with Section 28(e) of the Securities Exchange Act of 1934. The following table sets forth information regarding commissions paid by the Fund to affiliated brokers during the fiscal year ended October 31, 2007:

Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Gabelli & Company, Inc.	$	%	%

Administrative Services.    The New Advisory Agreement also requires Gabelli Funds to oversee the administration of all aspects of the Fund’s business and affairs and provide, or arrange for others whom it believes to be competent to provide, administrative services, including (1) maintaining the Fund’s books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Fund’s custodian, transfer agent and dividend disbursing agent; (2) transmitting purchase and redemption orders for the Fund’s shares to the extent not transmitted by the Fund’s distributor or others who purchase and redeem shares; (3) initiating all money transfers to the Fund’s custodian and from the Fund’s custodian for the payment of the Fund’s expenses, investments, dividends and share redemptions; (4) reconciling account information and balances among the Fund’s custodian, transfer agent, distributor, dividend disbursing agent and Gabelli Funds; (5) providing the Fund, upon request, with such office space and facilities, utilities and office equipment as are adequate for the Fund’s needs; (6) preparing, but not paying for, all reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund’s shares under federal and state law including periodic updating of the Fund’s registration statement and the Fund’s prospectus (including its statement of additional information); (7) supervising the calculation of the net asset value of the Fund’s shares; and (8) preparing notices and agendas for meetings of the Fund’s shareholders and Board of Directors as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board of Directors.

Advisory Fee.    The Fund will pay Gabelli Funds an advisory fee based on the Fund’s average daily net assets. The advisory fee will be equal to an annual rate based on the following fee schedule:

0.935% of the Fund’s daily average net asset value on the first $1 billion

0.91% of the Fund’s daily average net asset value on the next $1 billion

0.885% of the Fund’s daily average net asset value on the next $3 billion;

0.86% of the Fund’s daily average net asset value on the next $5 billion; and

0.835% of the Fund’s daily average net asset value thereafter

The following table sets forth the rate of compensation and the aggregate amount of advisory and administration fees paid by the Fund to ECM during the fiscal year ended October 31, 2007, as well as the amount of accounting and compliance services and distribution and service fees paid to AXA Equitable and EFD, respectively, pursuant to agreements with the Fund:

	Rate of Compensation (Annual Rate as a Percentage of Average Daily Net Assets)		Aggregate Fees Paid During Last Fiscal Year
Management and Administration Fees Paid to ECM	0.880% of the Fund’s average daily net assets up to $1 billion; 0.855% of average daily net assets on the next $1 billion; 0.830% of average daily net assets on the next $3 billion; 0.805% of average daily net assets on the next $5 billion; 0.780% thereafter		$

Accounting and Compliance Services Fees Paid to AXA Equitable	0.055% of the Fund’s average daily net assets		$

Distribution and Service Fees Paid to EFD	Class A	0.45%	$
	Class B	1.00%	$
	Class C	1.00%	$
	Class Y	None		None

Expenses.    Gabelli Funds will seek to provide qualified personnel to fulfill its duties under the New Advisory Agreement and will bear all costs and expenses (including any overhead and personnel costs) incurred in connection with its duties under the New Advisory Agreement. In addition, Gabelli Funds will pay all salaries, expenses, and fees of the officers, directors and employees of the Fund who are officers, directors, or employees of Gabelli Funds or its affiliates, except with respect to the compensation and expenses of the Fund’s chief compliance officer and expenses associated with the Fund’s compliance program, if approved by the Board of Directors. The Fund will bear all of the other expenses of its operation, including the advisory and administration fees payable to Gabelli Funds described above and the costs associated with: custody, shareholder servicing, transfer agency, dividend disbursements, prospectuses and shareholder reports, Rule 12b-1 fees, share pricing, including the calculation of the Fund’s net asset value, and portfolio valuation, registration and qualification of shares, communications, legal and accounting fees, fees and expenses of the Independent Directors, shareholder meetings, bonding and insurance, brokerage commissions, taxes, interest on borrowings, trade association fees, litigation and other nonrecurring and extraordinary expenses, and organizational expenses. Pursuant to the Limitation Agreement (as defined below), however, Gabelli Funds has agreed to provide, at no cost to the Fund, the calculation of the Fund’s net asset value for a period of at least two years after the New Advisory Agreement takes effect.

Services to Other Clients.    The New Advisory Agreement does not limit the freedom of Gabelli Funds or any of its affiliates to render investment management or administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. Gabelli Funds acts as investment adviser or sub-adviser to other registered investment companies with similar investment objectives and policies as the Fund. The following table sets forth the name, asset size and compensation received by Gabelli Funds for providing advisory or sub-advisory services to these other funds.

Name of Similar Fund	Net Assets as of September 30, 2007	Advisory Fee Rate (as a Percentage of Average Daily Net Assets)
Gabelli Global Deal Fund	$407 million	0.50%-2.00%	*
Gabelli ABC Fund	$198.9 million	0.50%

*	In addition to the base advisory fee of 0.50%, Gabelli Funds is entitled to receive an annual performance fee as of the end of any calendar year in which the Fund’s total return exceeds the total return of the 3 Month U.S. Treasury Bill Index (the “T-Bill Index”) during the same period. The performance fee is 0.01% for each 0.04% of over performance up to a maximum incremental fee of 1.50%, for a total fee rate of 2.00%, if the Fund’s total return equals or exceeds the T-Bill Index total return plus 6.0% (600 basis points).

Retention of Sub-Adviser.    Subject to Gabelli Funds obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Gabelli Funds may retain one or more sub-advisers, at its own cost and expense, to make investment recommendations and research information available to Gabelli Funds. However, it currently is not expected that Gabelli Funds will retain a sub-adviser for the Fund. In addition, retention of a sub-adviser in no way reduces Gabelli Funds’ responsibilities under the New Advisory Agreement and Gabelli Funds is responsible to the Fund for all acts and omissions of the sub-adviser to the same extent that Gabelli Funds is responsible for its own acts and omissions.

Limitation of Liability.    Neither Gabelli Funds nor any director, officer, employee, agent or controlling person of Gabelli Funds shall be liable for any act or omission or for any loss sustained by the Fund in connection with matters to which the New Advisory Agreement relates, unless due to willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the New Advisory Agreement.

Term of Agreement.    The New Advisory Agreement provides that it will remain in effect for an initial term of two years after its execution. The New Advisory Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Fund’s Board of Directors, and also by (ii) the vote, cast in person at a meeting called for such purpose, of a majority of the Fund’s Independent Directors.

Termination.    The New Advisory Agreement may be terminated, without penalty, at any time by either party to the Agreement upon at least sixty days’ prior written notice to the other party; provided that in the case of termination by the Fund, the termination has been authorized (i) by a majority of the Fund’s Directors or (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The New Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Differences between the Existing Agreements and New Advisory Agreement

The following are the key differences between the New Advisory Agreement and the Existing Agreements:

•

The Existing Advisory Agreement contemplates that the Fund will be structured as a “manager of managers” fund under which ECM is responsible for selecting, employing and overseeing one or more investment sub-advisers to manage the Fund’s assets on a day-to-day basis. The Existing Sub-Advisory Agreement contemplates that GAMCO will serve as the Fund’s sub-adviser, subject to the oversight of ECM and the Board. The New Advisory Agreement permits Gabelli Funds to retain one or more sub-advisers for the Fund. However, it is contemplated that Gabelli Funds will serve as the Fund’s primary adviser and will be responsible for directly managing the Fund’s assets on a day-to-day basis. Thus, if the New Advisory Agreement is approved, the Fund would no longer operate as a “manager of managers” fund, and ECM would no longer oversee management of the Fund’s assets by a sub-adviser.

•

Under the Existing Advisory Agreement, ECM is responsible for providing investment advisory and certain limited administrative services to the Fund and is paid a fee as described below for those services. Under a separate Mutual Fund Service Agreement (“Service Agreement”), AXA Equitable is responsible for providing certain accounting and compliance services to the Fund and is paid a separate fee for such services. In addition, under the Existing Sub-Advisory Agreement, GAMCO is responsible for providing certain limited administrative services.

Under the New Advisory Agreement, Gabelli Funds would be responsible for providing substantially all of these administrative services, including accounting and compliance services, and would be compensated for such services pursuant to the fee payable under the New Advisory Agreement. The administrative services that will be provided by Gabelli Funds pursuant to the New Advisory Agreement are substantially identical to the services currently provided by ECM and AXA Equitable pursuant to the Existing Advisory Agreement and Service Agreement, except that under the New Advisory Agreement, the Fund is responsible for the expenses incurred in connection with the calculation of the Fund’s net asset value. Such expenses currently are paid out of the fees received by ECM or AXA Equitable from the Fund pursuant to the Existing Advisory Agreement or Service

Agreement. Gabelli Funds, however, has agreed to provide this service to the Fund, at no cost, for a period of at least two years after the New Advisory Agreement takes effect. Please see “Terms of the New Advisory Agreement – Expenses” for more information on Fund expenses.

•

Under the Existing Advisory Agreement, the Fund pays ECM a fee equal to an annual rate of: 0.880% of the Fund’s average daily net asset value on the first $1 billion; 0.855% on the next $1 billion; 0.830% on the next $3 billion; 0.805% on the next $5 billion; and 0.780% thereafter. Under the Existing Sub-Advisory Agreement, ECM (not the Fund) pays GAMCO a fee equal to an annual rate of: 0.45% of the Fund’s average daily net assets up to and including $100 million; and 0.40% on average daily net assets in excess of $100 million. In addition to the advisory fee paid to ECM under the Existing Advisory Agreement, the Fund pays AXA Equitable a fee at an annual rate of 0.055% of the Fund’s total average net assets under the Service Agreement.

Under the New Advisory Agreement, the Fund would pay Gabelli Funds a fee equal to an annual rate of: 0.935% of the Fund’s average daily net asset value on the first $1 billion; 0.91% of the next $1 billion; 0.885% of the next $3 billion; 0.86% on the next $5 billion; and 0.835% thereafter. As noted earlier, the New Advisory Agreement contains investment advisory and administrative services, including compliance and accounting services, whereas certain of these functions were performed under separate agreements under the existing structure. While the fee schedule payable to Gabelli Funds under the New Advisory Agreement is higher than that currently paid to ECM, the maximum fee rate payable under the New Advisory Agreement is equal to the aggregate investment advisory, administration and accounting and compliance services fee rate currently paid by the Fund to ECM and AXA Equitable.

The table below shows (i) the aggregate amount (annualized) of all fees and expenses incurred by the Fund under the Existing Advisory Agreement during the Fund’s fiscal year ended October 31, 2007 (before and after giving effect to any expense limitation agreement), (ii) the aggregate amount (annualized) of all fees and expenses that would have been incurred by the Fund under the proposed New Advisory Agreement during the Fund’s fiscal year ended October 31, 2007 (before and after giving effect to any expense limitation agreement), and (iii) the dollar difference between (i) and (ii) and the percentage difference (as a percentage of the amount stated in response to item (i) above). However, as noted above, the maximum investment advisory fee rate payable to Gabelli Funds would be no higher than the aggregate investment advisory, administration and accounting and compliance services fee rate currently payable to ECM and AXA Equitable.

	Before Fee Waivers and/or Expense Reimbursements		After Fee Waivers and/or Expense Reimbursements
Annualized aggregate fees and expenses incurred by the Fund under the Existing Advisory Agreement	$		$
Annualized aggregate fees and expenses that would have been incurred by Fund under New Advisory Agreement	$		$
Dollar Difference	$		$
Percentage Difference		%		%

•

Under the New Advisory Agreement, the Fund would agree to indemnify Gabelli Funds (as the Fund’s adviser) and each of its directors, officers, employees, agents and controlling persons against any liabilities and expenses reasonably incurred by such persons in connection with the defense or disposition of any actual or threatened action, suit or other proceeding before any court or administrative or investigative body in connection with such person’s duties, subject to certain exceptions. In addition, the Fund would be responsible for making advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought, subject to certain conditions. The Existing Advisory Agreement does not include a similar provision.

However, the Existing Sub-Advisory Agreement provides that ECM (not the Fund) shall indemnify and hold harmless GAMCO and its affiliates against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which they may become subject based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of ECM in the performance of any of its duties or obligations or (ii) any untrue statement of a material fact contained in the Fund’s prospectus, proxy materials, shareholder reports, advertisements or other materials pertaining to the Fund or the omission to state therein a material fact known to ECM that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to ECM or the Fund.

Description of Existing Advisory Agreement

Investment Advisory Services.    Under the Existing Advisory Agreement, ECM is responsible for furnishing the Fund with advice regarding the investment and reinvestment of its assets and for selecting and employing a sub-adviser for the Fund. In this regard, ECM is responsible for, among other things: (i) supervising the sub-adviser’s compliance with federal and state regulations; (ii) evaluating the sub-adviser’s performance; (iii) analyzing the composition of the investment portfolio of the Fund and preparing reports thereon for the Board or any committee of the Board; (iv) evaluating the Fund’s performance in comparison to similar mutual funds and other market information; and (v) conducting searches, upon request of the board, for a replacement for the sub-adviser then serving the Fund. Pursuant to the Existing Advisory Agreement, ECM is also authorized to select broker-dealers to execute purchase and sale transactions for the Fund and, at all times or from time to time, may permit the sub-adviser to make such selections, subject to its review. ECM is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all purchases and sales. Subject to this requirement, ECM may also select brokers and dealers who furnish statistical research and other services to the Fund, ECM or the sub-adviser.

Advisory Fees.    The Fund pays ECM an advisory fee based on the Fund’s average daily net assets. The advisory fee is equal to an annual rate based on the following fee schedule:

0.880% of the Fund’s average daily net asset value on the first $1 billion;

0.855% of the Fund’s average daily net asset value on the next $1 billion;

0.830% of the Fund’s average daily net asset value on the next $3 billion;

0.805% of the Fund’s average daily net asset value on the next $5 billion; and

0.780% of the Fund’s average daily net asset value thereafter.

Expenses.    ECM, at is own expense, is responsible for furnishing the Fund with office facilities, including space, furniture and equipment, and, to the extent such services are not being provided by others under contract with the Fund, personnel for managing the affairs of, servicing the investment of, and keeping the books and records of the Fund, including clerical, research, statistical and investment work. Under the Existing Advisory Agreement, the Fund is responsible for paying the following expenses: (a) the fees, compensation and traveling expenses of the Directors of the Fund; (b) telephone, telegraphic and postage expenses related to communications between Directors and officers of the Fund, other than those provided by ECM; (c) the fees of any custodian, transfer agent, registrar or dividend disbursing agent of the Fund; (d) compensation of the Fund’s auditors and counsel, including compensation and costs relating to litigation; (e) franchise, income and original issue taxes relating to the Fund and its securities; (f) fees and legal expenses incurred in qualifying the shares of the Fund for sale with any state regulatory agency in the several states, and the fees and expenses of maintaining, renewing, increasing or amending such qualification; (g) insurance premiums or interest on indebtedness; (h) association dues; (i) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the SEC, including the preparation and printing of prospectuses; (j) costs of printing and mailing reports to shareholders, proxy statements, dividend notices and other communications to shareholders, as well as all expenses of shareholders and Directors meetings; (k) cost of printing of stock certificates; (l) broker’s commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; and (m) business licenses, intangible and franchise taxes.

Services to Other Clients.    Under the Existing Advisory Agreement, ECM is free to render services to others and to engage in other activities so long as its services under the Existing Advisory Agreement are not impaired thereby.

Limitation of Liability.    The Existing Advisory Agreement provides that ECM is not liable to the Fund or to any shareholder for any mistake of judgment, act or omission in the course of, or connected with, the services rendered by ECM under the Existing Advisory Agreement, unless due to willful misfeasance, bad faith or gross negligence in performance of its duties, or by reason of its reckless disregard of its obligations and duties.

Term of Agreement.    The Existing Advisory Agreement provides that it will continue from the date of its execution, and year to year thereafter, if its continuance after such date is (1) specifically approved on or before said date and at least annually thereafter by the vote of the Board, including a majority of those Directors who are not parties to the agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund; and (2) specifically approved at least annually by the vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. The Existing Advisory Agreement dated             , was last approved by the Fund’s Board of Directors on             , and by the shareholders of the Fund on             .

Termination.    The Existing Advisory Agreement may be terminated by ECM by 60 days written notice to the Fund, without payment of any penalty. The Existing Advisory Agreement may be terminated by the Fund by 60 days written notice to ECM at any time, without payment of any penalty, by vote of the Board, or by vote of a majority of its outstanding voting securities. In addition, the Existing Advisory Agreement terminates automatically in the event of assignment, unless an order is issued by the SEC exempting such assignment from the provisions of Section 15(a) of the 1940 Act.

Description of Existing Sub-Advisory Agreement

Investment Sub-Advisory Services.    Under the Existing Sub-Advisory Agreement, GAMCO is responsible for coordinating the investment and reinvestment of the Fund’s assets and determining the composition of the Fund’s assets, subject to oversight by ECM and the Board. As part of the services it provides, GAMCO is responsible for, among other things: (i) obtaining and evaluating pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund or are under consideration for inclusion; (ii) formulating and implementing a continuous investment program for the Fund; (iii) arranging for the purchase and sale of securities and other investments; (iv) providing reasonable assistance in determining the fair value of all securities and other assets held by the Fund; and (v) cooperating with and providing reasonable assistance to ECM and the Fund’s other service providers as necessary to the performance of their responsibilities to the Fund. GAMCO is also authorized to select broker-dealers to execute purchase and sale transactions for the Fund. GAMCO is responsible for using its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales. Subject to this requirement, GAMCO may also select brokers and dealers who are affiliated with GAMCO. In addition, GAMCO is permitted to select brokers or dealers who furnish statistical research and other services to GAMCO, provided that transactions executed through such brokers or dealers comply with Section 28(e) of the Securities Exchange Act of 1934.

Sub-Advisory Fees.    ECM (not the Fund) pays GAMCO a sub-advisory fee based on the Fund’s average daily net assets. The sub-advisory fee is equal to an annual rate equal to 0.45% of the Fund’s average daily net assets up to and including $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million.

Expenses.    Under the Existing Sub-Advisory Agreement, GAMCO is responsible for furnishing, at its expense: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under the agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for performing its duties under the agreement.

Services to Other Clients.    Under the Existing Sub-Advisory Agreement, GAMCO is free to render services to others and to engage in other activities.

Limitation of Liability.    The Existing Sub-Advisory Agreement provides that neither GAMCO nor any of its officers, directors or employees shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by ECM or the Fund as a result of any error of judgment or mistake of law by such persons with respect to the Fund, unless due to (1) GAMCO’s willful misconduct, bad faith, reckless disregard or gross negligence in the performance of any of its duties or obligations hereunder or (2) any untrue statement of a material fact contained in the Fund’s prospectus, proxy materials, reports, advertisements or other materials or the omission to state therein a material fact known to GAMCO which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to ECM or the Fund by GAMCO or its affiliates for use therein.

Term of Agreement.    The Existing Sub-Advisory Agreement provides that it will continue in effect for a period more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the Board, including by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Existing Sub-Advisory Agreement with GAMCO dated             , was last approved by the Fund’s Board of Directors on             , and by the shareholders of the Fund on             .

Termination.    The Existing Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Directors, or by the vote of a majority of the Fund’s outstanding voting securities, on sixty (60) days’ written notice to ECM and GAMCO, or by ECM or GAMCO on sixty (60) days’ written notice to the Fund and the other party. The agreement also will automatically terminate, without the payment of any penalty, (i) in the event of its “assignment” (as defined in the 1940 Act), or (ii) in the event the Existing Advisory Agreement between ECM and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. The agreement also will terminate upon written notice to the other party that the other party is in material breach of the agreement, unless the other party in material breach of the agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Comparative Fee Table

The tables below compare the overall Fund expenses under the Existing Advisory Agreement and other current agreements for the Fund and the pro forma overall Fund expenses under the proposed New Advisory Agreement and other agreements for the Fund if those agreements had been in effect for the last fiscal year.

Current and Pro Forma Shareholder Fees

(fees paid directly from your investment)

	Class A		Class B		Class C		Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	(1)	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(2)	5.00%	(3)	1.00%	(4)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)(5)	2.00%		2.00%		2.00%		None
Account Fee	*		*		*		*

Current and Pro Forma Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

	Class A		Class B6		Class C		Class Y
	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma
Investment Advisory Fees	0.88%	0.935%	0.88%	0.935%	0.88%	0.935%	0.88%	0.935%
Distribution and Service (12b-1) fees	0.45%	0.45%	1.00%	1.00%	1.00%	1.00%	None	None
Other expenses	0.33%	0.275%	0.33%	0.275%	0.33%	0.275%	0.33%	0.275%
Total annual fund operating expenses	1.66%	1.66%	2.21%	2.21%	2.21%	2.21%	1.21%	1.21%
Less expense reimbursement(7)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net annual fund operating expenses	1.66%	1.66%	2.21%	2.21%	2.21%	2.21%	1.21%	1.21%

(1)	This sales charge varies depending upon how much you invest.

(2)	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the end of the calendar month of their purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(3)	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses.
(4)	This sales charge is imposed if you redeem Class C shares within one year of your purchase.
(5)	If you redeem or exchange shares of the Fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the Fund for the benefit of the remaining shareholders.
(6)	Class B shares are not expected to be available for new purchases after the consummation of the Transaction.
(7)	Pursuant to a contract, ECM and AXA Equitable have agreed to make payments or waive their management, fund accounting and compliance and other fees to limit the expenses of the Fund through August 31, 2008 (unless the Board of Directors consents to an earlier revision or termination of this agreement) so that the Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of other investment companies in which the Fund invests and extraordinary expenses) do not exceed 1.90%, 2.45%, 2.45% and 1.45% for Class A, Class B, Class C and Class Y shares, respectively. ECM and AXA Equitable may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within 3 years of the payment or waiver being made and the combination of the Fund’s expense ratio and such reimbursements do not exceed the Fund’s expense cap. ECM and AXA Equitable may discontinue these arrangements at any time after August 31, 2008. Pursuant to the Limitation Agreement (as defined below) between Gabelli Funds and the Fund, Gabelli Funds has agreed to keep this arrangement in effect for a period of two years after the New Advisory Agreement takes effect. For more information, see the section entitled “Other Post-Transaction Agreements relating to the Fund – Expense Limitation” below.
*	The Fund will deduct a $35 annual fee from accounts with a balance of less than $1,500.

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds based on the Fund’s expenses shown above and the pro forma expenses assuming the New Advisory Agreement is approved. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated, (2) your investment has a 5% return each year, (3) the Fund’s operating expenses stay the same, (4) all dividends and distributions are reinvested and (5) the expense limitation arrangement is not renewed. The expenses for each period would be the same before and after approval of the New Advisory Agreement. This example should not be considered a representation of past or future expenses of the Fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Class A	Class B		Class C		Class Y
		(1)	(2)	(1)	(2)
1 year	$636	$724	$224	$324	$224	$123
3 years	$974	$1,092	$692	$691	$691	$384
5 years	$1,334	$1,386	$1,186	$1,185	$1,185	$665
10 years	$2,347	$2,408	$2,408	$2,544	$2,544	$1,466

(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

Other Post-Transaction Agreements relating to the Fund

Distribution Services.    Pursuant to a distribution agreement with the Fund, EFD serves as the exclusive principal underwriter of the Fund and, as such, acts as the Fund’s agent in arranging for the sale of Fund shares. For certain classes of shares, EFD bears all advertising and promotion expenses incurred in the sale of Fund shares. Certain other classes compensate EFD for activities and expenses related to the sale and distribution of Fund shares and ongoing services to investors in the Funds. Subject to required approvals, it is expected that EFD will continue to serve as the Fund’s exclusive principal underwriter after the Transaction.

Expense Limitations.    In the interest of limiting the expenses of the Fund after the Transaction, Gabelli Funds has agreed to, and the Board has approved, an Expense Limitation Agreement under which Gabelli Funds will waive its fees and reimburse certain expenses of the Fund for a period of two years after the New Advisory Agreement takes effect so that the total annual operating expense ratio of each class of shares of the Fund does not exceed 1.90%, 2.45%, 2.45% and 1.45% for Class A, Class B, Class C and Class Y shares, respectively (the

“Limitation Agreement”). The Limitation Agreement does not cover interest, taxes, brokerage commissions, expenses of other investment companies in which the Fund invests and extraordinary expenses. Under the contractual arrangement, the Fund in turn agrees to repay Gabelli Funds for waived fees and reimbursed expenses provided that repayment does not cause the Fund’s annual operating expenses to exceed a certain predetermined percentage of its average daily net assets. Any such repayment must be made within three years after the year in which Gabelli Funds waived the fee or incurred the expense. In addition, pursuant to the Limitation Agreement, Gabelli Funds has agreed to provide, at no cost to the Fund, the calculation of the Fund’s net asset value for a period of at least two years after the New Advisory Agreement takes effect. After the initial two year period, Gabelli Funds and the Board will consider the renewal of the Limitation Agreement on an annual basis.

Other Agreements.    Pursuant to a transfer agency and service agreement with the Fund, Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent and dividend disbursing agent for the Fund and, as such, acts as the Fund’s agent in processing orders for the purchase and sale of shares and for tracking ownership of Fund shares. It is expected that BFDS will continue to serve as the Fund’s transfer agent for a period of at least one year after the Transaction. Pursuant to a global custody agreement with the Fund, JPMorgan Chase Bank N.A. (“JPM”) currently serves as the custodian of the Fund’s assets and will continue to serve in this capacity immediately after the Transaction.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities of, or any other interest in, the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of the adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

ECM and Gabelli Funds believe that the Transaction will not result in the imposition of an “unfair burden” on the Fund. In addition, Gabelli Funds has agreed that for two years after the consummation of the Transaction, it will use its reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on the Fund. At the present time, over 75% of the Directors are classified as Independent Directors. If shareholders approve the election of all of the Directors identified in Proposal 2, it is expected that over 75% of the Fund’s Directors after the Transaction will be classified as Independent Directors. Gabelli Funds has agreed to use its reasonable best efforts to ensure that at least 75% of the Directors are classified as Independent Directors during the three-year period after the completion of the Transaction.

Evaluation by the Directors

Background.    At a meeting on             , AXA informed the Board about discussions between AXA and GBL regarding the transfer of management of the Fund to one of GBL’s affiliated investment advisers. At a meeting on             , AXA informed the Board that it had reached an agreement in principal under which Gabelli Funds would acquire certain assets associated with ECM’s business as the investment adviser and administrative services agent of the Fund. AXA also noted that the agreement contemplates that, subject to the approval of the Fund’s Board and shareholders, Gabelli Funds would become the primary investment adviser for the Fund and that ECM would no longer serve as the Fund’s investment adviser and administrative services agent following Board and shareholder approval of Gabelli Funds as the Fund’s primary investment adviser and consummation of the Transaction. AXA also informed the Board that the agreement contemplates that a new Board of Directors of the Fund would be elected, which would consist primarily of individuals who currently serve as directors of other registered investment companies that are advised by Gabelli Funds or its affiliates, and that the current members of the Board would no longer serve as Directors following shareholder approval of Gabelli Funds as the Fund’s investment adviser, the election and qualification of the new Directors and the successful consummation of the Transaction. AXA further informed the Board that, in consideration for the assets that AXA proposed to transfer and covenants from AXA, including its assistance in obtaining all necessary approvals of the New Advisory Agreement and the election of a new Board, Gabelli Funds agreed to pay AXA an amount based on the assets of the Fund. AXA then noted that the New Advisory Agreement and the election of a new Board is subject to the approval of the current Board and the shareholders of the Fund and that the Transaction is subject to execution of a definitive agreement, satisfactory completion of due diligence and execution of the New Advisory Agreement, among other conditions. The definitive agreement relating to the Transaction was executed on             , 2007.

Board Considerations.    In connection with its deliberations, the Board, among other things, received information from AXA and Gabelli Funds regarding the factors set forth below and met with senior representatives of AXA and Gabelli Funds to discuss the Transaction and the New Advisory Agreement. The Independent Trustees were assisted by independent counsel during their deliberations and also met in executive session to discuss the Transaction and the New Advisory Agreement.

In connection with these meetings, the Directors requested, and AXA and Gabelli Funds provided in advance of the meetings, detailed information about Gabelli Funds and the proposed New Advisory Agreement, including information regarding: (1) the nature, quality and extent of the services to be provided to the Fund by Gabelli Funds and its affiliates; (2) the reputation, financial strength and capabilities of Gabelli Funds and its affiliates; (3) Gabelli Funds’ experience with and capabilities managing mutual funds, including funds similar to the Fund; (4) the level of the proposed investment advisory fees to be paid by the Fund to Gabelli Funds and the impact of such fees on the total expense ratio of each class of shares of the Fund following approval of the New Advisory Agreement; (5) the anticipated effect of growth and size on the Fund’s expenses and performance; (6) the costs of the services to be provided and profits realized by Gabelli Funds and its affiliates from their relationship with the Fund; (7) Gabelli Funds’ investment process and operations; (8) the qualifications and experience of the Gabelli Funds investment personnel that will manage the Fund; (9) the historical investment performance records of the Fund and similar funds advised by Gabelli Funds and its affiliates; (10) the terms of the proposed New Advisory Agreement; (11) the adequacy of Gabelli Funds’ compliance programs and records; (12) the “fall out” benefits to be realized by Gabelli Funds and its affiliates (i.e., any direct or indirect benefits to be derived by Gabelli Funds and its affiliates from their relationship with the Fund); and (13) possible conflicts of interest. The Directors also requested and considered information regarding other potential changes impacting the Fund in connection with the appointment of Gabelli Funds as the Fund’s investment adviser, including information regarding (1) any proposed changes to the investment objectives, policies and restrictions of the Fund; (2) any proposed changes to the Fund’s other service providers; (3) any fees, expenses or brokerage commissions that may be incurred; (4) any proposed changes to the distribution and shareholder servicing arrangements (including Rule 12b-1 fees) or the sales charge structure of the Fund share classes; and (5) the potential benefits of the Transaction to AXA and Gabelli Funds and their respective affiliates. In considering the New Advisory Agreement, the Board did not identify any single factor or information as all-important or controlling.

The Board, in examining the nature and quality of the services to be provided to the Fund by Gabelli Funds, considered GAMCO’s experience in serving as a sub-adviser for the Fund and Gabelli Funds experience in serving as investment adviser or sub-adviser for other accounts comparable to the Fund. The Board noted the responsibilities that Gabelli Funds would have as investment adviser for the Fund. In particular, the Board considered that Gabelli Funds would be responsible for making investment decisions on behalf of the Fund, placing all orders for the purchase and sale of investments with brokers or dealers for the Fund and providing (or arranging for) administrative services for the Fund. In addition, the Board reviewed requested information regarding Gabelli Funds’ investment process and the background of the portfolio manager who would provide services to the Fund. The Board noted that the same portfolio manager who manages the day-to-day operations of the Fund under the Existing Sub-Advisory Agreement would continue to manage the Fund under the New

Advisory Agreement. The Board also reviewed information regarding the adequacy of the Gabelli Funds’ compliance program and its results. Further, the Board reviewed financial information regarding Gabelli Funds.

The Board also considered the short-, intermediate- and long-term performance of the Fund and of other accounts comparable to the Fund for which Gabelli Funds serves as investment adviser or sub-adviser relative to the primary benchmark and peer group. The Board generally considered long-term performance to be more important in its evaluation than short-term performance.

The Board reviewed the proposed investment advisory fees to be payable under the New Advisory Agreement. The Board examined the proposed fees to be paid by the Fund in light of fees charged by Gabelli Funds to similar funds. In evaluating the investment advisory fee schedule, the Board considered the quality and level of services provided and Gabelli Funds’ responsibilities to the Fund. The Board also considered that the proposed advisory fee schedule to be paid to Gabelli by the Fund under the New Advisory Agreement, which provides for both advisory and administrative services, is no higher than the combined advisory fee schedule and accounting and compliance services fee schedule currently paid by the Fund to ECM and AXA Equitable under the Existing Advisory Agreement and Services Agreement. The Board further considered that Gabelli Funds has undertaken contractual expense limitations with respect to the Fund for a period of two years to ensure that the maximum net annual operating expense ratio of each class of shares of the Fund will be no higher after approval of the New Advisory Agreement than the maximum current net annual operating expense ratio of each such class of shares. The Board also considered that the expense limitation is subject to renewal by the Board and Gabelli Funds on an annual basis after its initial term. The Board evaluated Gabelli Funds’ estimated costs and profitability in providing services to the Fund, including the costs associated with the research and investment processes, personnel, systems and equipment necessary to perform its functions.

As part of its evaluation of Gabelli Funds’ compensation, the Board considered other benefits that Gabelli Funds and its affiliates may realize from their relationship with the Fund. The Board noted, among other things, that Gabelli Funds also will serve as the administrator for the Fund and that the proposed investment advisory fee also would compensate Gabelli Funds for providing certain administrative services. The Board also recognized that Gabelli & Company, Inc., a registered broker-dealer, is an affiliate of Gabelli Funds and may receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with best execution. The Board further noted that Gabelli Funds may engage in soft dollar transactions. In this regard, the Board considered Gabelli Funds’ procedures for executing portfolio transactions for the Fund and its policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers.

The Board also considered conflicts of interest that may arise between the Fund and Gabelli Funds in connection with the services provided to the Fund and the various relationships that Gabelli Funds and its affiliates may have with the Fund. For example, actual or potential conflicts of interest may arise as a result of Gabelli Funds having responsibility for multiple accounts (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across accounts and incentive to allocate opportunities to an account where Gabelli Funds has a greater financial incentive, such as a performance fee account. In this connection, the Board also considered the manner in which Gabelli Funds’ compliance program addresses such conflicts.

The Board also considered the terms of the Transaction and its possible effects on the Fund and its shareholders. Representatives of AXA and Gabelli Funds discussed with the Directors the anticipated effects of the Transaction and indicated their belief that, as a consequence of the Transaction, the operations of the Fund and the capabilities of Gabelli Funds to provide advisory and other services to the Fund would not be adversely affected.

In reaching the decision to recommend approval of the New Advisory Agreement, the Board, including the Independent Directors, concluded that the terms of the New Advisory Agreement are reasonable, fair and in the best interests of the Fund. The Board’s conclusion was based on a number of factors, including the following:

•

The nature of Gabelli Funds’ investment advisory and other services proposed to be provided to the Fund, and the Board’s conclusion that the intended scope of services was satisfactory and comparable to those currently provided by ECM;

•

Mr. Gabelli’s continued role as the Fund’s portfolio manager with day-to-day responsibility for the management of the Fund’s assets following approval of the New Advisory Agreement and the transfer of advisory responsibilities to Gabelli Funds, and the Board’s conclusion that there was the potential that Fund shareholders would benefit from Mr. Gabelli’s continued management of the Fund;

•

The proposed fee schedule to be paid to Gabelli Funds pursuant to the terms of the New Advisory Agreement for advisory and administrative services is no higher than the aggregate fee schedules currently paid by the Fund to ECM and AXA Equitable for advisory and administrative services, and the Board’s conclusion that such fees were fair and reasonable in light of the services to be provided;

•

Gabelli Funds’ agreement to maintain for a period of two years after the consummation of the Transaction and the transfer of advisory responsibilities to Gabelli Funds the expense limitation arrangements currently in effect for the Fund, and the Board’s conclusion that the continuation of such arrangements would be beneficial to shareholders;

•

The current and historic assets levels of the Fund, and the Board’s conclusion that the proposed fees to be paid under the New Advisory Agreement include appropriate breakpoints that reduce the level of the fee as the assets of the Fund increase;

•

The reputation, financial strength and resources of Gabelli Funds and its affiliates and the qualifications and experience of the investment advisory personnel at Gabelli Funds, and the Board’s conclusion that Gabelli Funds had demonstrated a commitment to the success of its mutual funds, and that personnel resources were adequate based on Gabelli Funds’ management model;

•

Gabelli Funds’ description of its administration capabilities and its intention to continue to use the distribution services provided by EFD, and the Board’s conclusion that these arrangements have the potential to benefit shareholders;

•

AXA’s and Gabelli Funds’ intention to bear all costs and expenses associated with obtaining shareholder approval of the proposals described in this Proxy Statement, and the Board’s conclusion that it was appropriate for AXA and Gabelli Funds to bear these costs as opposed to such costs being borne by shareholders;

•

Gabelli Funds’ statement that it is expected that the Fund’s investment objectives, policies and restrictions would remain the same after the Transaction, and the Board’s conclusion that this would enable shareholders to continue their investment in the Fund with increased potential for asset growth and the benefits of that growth leading to economies of scale and greater portfolio diversification;

•	The share class structure of the Fund is currently expected to remain the same after the Transaction, except that the Fund’s Class B shares will no longer be offered for sale;

•	There would be no adverse tax consequences to shareholders of the Funds as a result of the Transaction; and

•

The description of the terms and conditions of the adoption agreement between AXA and Gabelli Funds, and the Board’s conclusion that the terms of the agreement did not involve overreaching by either entity.

Based on the foregoing, the Directors unanimously voted to approve and to recommend to the shareholders of the Fund that they approve the New Advisory Agreement.

Required Vote

Approval of this Proposal 1 will require the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund’s outstanding shares are present at the Meeting in person or by proxy.

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: ELECTION OF A BOARD OF DIRECTORS

Shareholders of the Fund are being asked to consider the election of six nominees (the “Nominees”) to the Fund’s Board of Directors. The Fund’s current Directors are Steven M. Joenk, Lawrence S. Kash, William A. Mitchell, Jr. and Lonnie H. Pope. Mr. Joenk is an “interested person” (as defined in the 1940 Act) of the Fund (an “Interested Director”). Messrs. Kash, Mitchell and Pope are Independent Directors. Information regarding each of the current Directors is included in the Fund’s Statement of Additional Information, which is available upon request by calling             or by writing to the Fund at the address shown at the beginning of this Proxy Statement. It is expected that each of the current Directors will no longer serve as Directors upon election and qualification of his successor, consummation of the Transaction and the assumption of advisory responsibilities for the Fund by Gabelli Funds.

None of the Nominees named below for election to the Board currently serves as a Director of the Fund. Each Director will be elected to hold office until his or her successor is elected and qualified, or until the earlier of his or her death, resignation or removal. Each Nominee has consented to being named in this Proxy Statement and indicated his or her willingness to serve if elected. In the unanticipated event that any Nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Board. The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) for the election of the Nominees named below as Directors of the Fund. In the election of Directors, those Nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. The election of each Nominee is contingent upon shareholder approval of Proposal 1 and consummation of the Transaction. Subject to the foregoing, each Nominee elected by shareholders shall begin service as a Director upon consummation of the Transaction.

Proposed Nominees

Information regarding each Nominee to the Board of Directors is provided below. Nominees who, if elected, would be “interested persons” of the Fund are referred to as Interested Nominees. Nominees who, if elected, would not be “interested persons” of the Fund are referred to as Independent Nominees. The business address of all Nominees is One Corporate Center, Rye, NY 10580:

Name, Address and Age	Position(s) Held with Fund*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Director**	Other Directorships Held by Director or Nominee for Director
Interested Nominee

Regina Pitaro*** (52)	Director	Managing Director and Director of GAMCO Asset Management Inc.	1	None

Independent Nominees

Anthony J. Colavita (71)	Director	Partner in the law firm of Anthony J. Colavita P.C.	36	None

James P. Conn (69)	Director	Retired — Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998) (insurance holding company)	17	Director of First Republic Bank (banking)

Name, Address and Age	Position(s) Held with Fund*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Director**	Other Directorships Held by Director or Nominee for Director
Vincent D. Enright (63)	Director	Retired — Former Senior Vice President and Chief Financial Officer of KeySpan Energy Corp (1994- 1998) (public utility)	15	None

Arthur V. Ferrara (77)	Director	Retired — Former Chairman & Chief Executive Officer, Guardian Life Insurance Company of America (1993-1995)	8	None

Salvatore J. Zizza (61)	Director	Chairman of Zizza & Co. Ltd. (consulting)	27	Director of Hollis Eden Pharmaceuticals (biotechnology) and Earl Scheib, Inc. (automotive services)

*	Each Nominee elected will serve until his or her successor is elected and qualified, or until the earlier of his or her death, resignation or removal.
**	This column reflects information regarding the fund complex that consists of funds advised by Gabelli Funds and its affiliates and includes the Fund (“Gabelli Fund Complex”).
***	Ms. Pitaro may be deemed an interested person of the Fund because she is currently employed by an affiliate of Gabelli Funds. In addition, Ms. Pitaro is married to Mr. Gabelli, the portfolio manager of the Fund. Mr. Gabelli may also be deemed a “controlling person” of Gabelli Funds by virtue of his controlling interest in GGCP, Inc.

If elected, the Directors will hold office without limit in time, except that (a) any Director may resign and (b) any Director may be removed by shareholders, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors. Beginning January 1, 2009, no person may be elected a Director of the Fund after he or she has attained the age of 72. In case a vacancy shall for any reason exist, the remaining Directors will fill such vacancy by appointing another Director, so long as immediately after such appointment at least two-thirds of the Directors have been elected by shareholders. If at any time, less than a majority of the Directors holding office has been elected by the shareholders, the Directors then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Directors. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Directors.

The Board of Directors held              meetings during the Fund’s fiscal year ended October 31, 2007. Each Director has attended at least 75% of the Board meetings, including regular, special and committee meetings. If the Fund holds an annual meeting, the policy is that all Directors should attend, subject to availability.

As of November     , 2007, the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Fund in the aggregate, or of any class of shares of the Fund.

Committees of the Board of Directors

The Board of Directors has an Audit Committee and a Nominating and Compensation Committee.

The Audit Committee consists of all three of the Independent Directors. The Audit Committee’s function is to recommend to the Board the independent registered public accounting firm; direct inquiries into matters within the scope of the independent registered public accounting firm’s duties; review with the independent registered public accounting firm the audit plan and results of the audit; approve professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of such services; review the independence of the independent registered public accounting firm; consider the range of audit and non-audit fees; and prepare and submit Committee minutes to the Board. The Audit Committee is currently composed of Messrs. Kash, Mitchell and Pope. Nominees who, if elected, will serve on the Audit Committee are Messrs. Conn, Enright and Zizza.

The Nominating and Compensation Committee consists of all three of the Independent Directors. The Nominating and Compensation Committee’s primary functions are to evaluate and nominate Independent Director candidates, review the compensation arrangements for each of the Independent Directors, make nominations for membership on any Board committees, and consider and review the independence of outside counsel to the Independent Directors. The Nominating and Compensation Committee may seek to identify candidates for Independent Director with the assistance of ECM or another third party service provider or independent contractor or by such other means as the Committee deems appropriate. In connection with its evaluation of candidates, the Committee reviews each candidate’s overall qualifications for Board membership and each candidate’s independence from the Fund’s investment advisers and other principal service providers. Persons selected must not be “interested persons” (as defined in the 1940 Act) of the Fund. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with the investment adviser or the other primary service providers). The Nominating and Compensation Committee has not made an affirmative determination as to the independence of any of the Independent Nominees. Gabelli Funds has represented that each Independent Nominee currently is not, and will not be after the Transaction, an “interested person” (as that term is defined in the 1940 Act) of the Fund, its investment adviser or its principal underwriter. The Committee also may consider such other factors as it may determine to be relevant to fulfilling the role of Director. The Committee will give recommendations provided by the Fund’s officers and ECM the same consideration as any other candidate. The Committee has a policy that it is not required to consider shareholder nominees. The Committee believes that the current process for selecting nominees is effective in identifying suitable candidates to serve on the Fund’s Board of Directors. The Committee will periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board. The Committee has a charter, a copy of which is attached to this Proxy Statement as Exhibit C.

The Nominating and Compensation Committee is currently composed of Messrs. Kash, Mitchell and Pope. Nominees who, if elected, will serve on the Nomination and Compensation Committee are Messrs. Colavita, Conn and Ferrara. Each Nominee was recommended by the Fund’s President and Chief Executive Officer, who is also a Director of the Fund, in consultation with the Board and Gabelli Funds. The Fund’s President and Chief Executive Officer also serves as an Chairman and President of ECM, Co-Chairman of EFD and is an employee of ECM’s and EFD’s parent company, AXA Financial, Inc.

The Audit Committee and the Nominating and Compensation Committee each held              meetings during the Fund’s fiscal year ended October 31, 2007.

Compensation

None of the Nominees has served as a Director of the Fund. Therefore, none of the Nominees has received any compensation from the Fund. Each Independent Nominee who is elected to the Board will be paid by the Fund $5,000 per annum plus $1,000 per meeting attended in person or by telephone and will be reimbursed for related travel and other out-of-pocket expenses. The Fund also will pay each Independent Director serving as a member of the Audit or Nominating and Compensation Committees a fee of $500 per committee meeting. No director, officer, or employee of Gabelli Funds or an affiliated company receives any compensation or reimbursement from the Fund for serving as a Director or officer of the Fund.

Director Ownership of Fund Shares

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Nominee in the Fund and in all funds in the aggregate within the same fund family overseen by the Nominee as of September 30, 2007.

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies*
Interested Nominees
Regina Pitaro	Over $100,000	Over $100,000
Independent Nominees
Anthony J. Colavita	None	Over $100,000
James P. Conn	None	Over $100,000
Vincent D. Enright	None	Over $100,000
Arthur V. Ferrara	None	Over $100,000
Salvatore J. Zizza	None	Over $100,000

*	This column reflects information regarding ownership of equity securities issued by funds in the Gabelli Fund Complex.

The Board of Directors has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Director, the communication should be submitted in writing to [Patricia Louie, Secretary of the Fund, 1290 Avenue of the Americas, New York, New York 10104], who will forward such communication to the Director(s).

Executive Officers of the Fund

The following table provides information regarding the executive officers of the Fund. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. Unless otherwise noted, the business address of the Fund’s officers is 1290 Avenue of the Americas, New York, New York 10104.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Joenk* (48)	President, Chief Executive Officer and Director	From to present	From July 1999 to present, Senior Vice President of AXA Financial, Inc. (“AXA Financial”); from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, chairman and president of Enterprise Capital Management, Inc., co-chairman of Enterprise Fund Distributors, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).

Patricia Louie* (51)	Vice President and Secretary	From to present	From May 2003 to present, Vice President and Associate General Counsel, AXA Financial and AXA Equitable; from July 1999 to May 2003, Vice President and Counsel, AXA Financial and AXA Equitable.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian E. Walsh* (38)	Chief Financial Officer and Treasurer	From to present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and AXA Equitable.

William T. MacGregor (32)*	Vice President and Assistant Secretary	From to present	From May 2007 to present, Assistant Vice President and Counsel of AXA Equitable; from May 2006 to May 2007, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP; from September 2003 to February 2005, Contract Attorney, Prudential Financial, Inc.; from September 2000 to April 2002, Associate Attorney, Zack Kosnitzky, P.A.

Patricia A. Cox* Atlanta Financial Center 3343 Peachtree Road, N.E. Suite 450 Atlanta, Georgia, 30326 (49)	Vice President and Anti-Money Laundering Compliance Officer	From to present	From September 2001 to present, Senior Vice President of Operations for Enterprise Fund Distributors, Inc.; from May 1996 to September 2001, Vice President of Operations for Enterprise Fund Distributors, Inc.

Joseph J. Paolo* (36)	Chief Compliance Officer	From to present	From August 2005 to present, Vice President of AXA Financial and AXA Equitable and Deputy Chief Compliance Officer of AXA Financial’s Funds Management Group; from March 2004 to July 2005, Vice President of AXA Financial and AXA Equitable and Chief Compliance officer of AXA Financial’s Funds Management Group; from May 2002 to March 2004, Assistant Vice President and Compliance Director of AXA Financial and AXA Equitable; from February 2001 to May 2002, Compliance Officer of AXA Financial and AXA Equitable.

Alwi Chan* (32)	Vice President	From to present	From November 2005 to present, Assistant Vice President, AXA Equitable; from December 2002 to October 2005, Senior Investment Analyst, AXA Financial; from June 1999 to November 2002, Senior Financial Analyst, General Account Investment Group of AXA Equitable.

David Shagawat* (33)	Assistant Anti-Money Laundering Compliance Officer	From to present	From August 2005 to present, Associate Compliance Officer, AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management; from April 2002 to June 2004, Project Manager, Alliance Capital Management LP; from January 1999 to April 2002, Business Analyst, Alliance Capital Management LP.

*	Each of the officers included in the table above holds similar positions with [90] other funds managed by ECM or AXA Equitable (“AXA Fund Complex”), with the exception of Ms. Cox, who holds similar positions with 4 other funds in the AXA Fund Complex. Each of the funds in the AXA Fund Complex is a series of one of the following registered investment companies: The 787 Fund, Inc., The Enterprise Group of Funds, Inc., AXA Enterprise Funds Trust, AXA Premier VIP Trust and EQ Advisors Trust.

Required Vote

In the election of Directors, those Nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Fund’s independent registered public accounting firm. Representatives of PwC are not expected to attend the Meeting. The table below sets forth the fees billed for services rendered by PwC to the Fund for the last fiscal year.

Fiscal Year Ended October 31, 2007
Audit Fees(1)	$17,321
Audit-Related Fees(2)	$1,691
Tax Fees(3)	$6,998
All Other Fees(4)	$0
Non-Audit Fees(5)	$0

The table below sets forth certain fees billed for services approved by the Fund’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X under the Securities Exchange Act of 1934, as amended (“1934 Act”), and rendered by PwC to ECM and any entity controlling, controlled by or under common control with ECM that has provided ongoing services to the Fund (“control affiliates”) for the last two fiscal years.

Fiscal Year Ended October 31, 2007
Audit-Related Fees(2)	$
Tax Fees(3)	$
All Other Fees(4)	$

(1)	Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with the audit or review of the Fund’s financial statements as well as those services provided in connection with statutory and regulatory filings or engagements.
(2)	Reflects aggregate fees billed for the fiscal year for assurance and related services rendered by PwC that were reasonably related to PwC’s audit or review of financial statements. Such services include consultation with management regarding accounting, operational or regulatory implications of proposed or actual transactions affecting the operations of the financial reporting of the Fund or other entity, as applicable. The Fund’s Audit Committee approved % of such services pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X under the 1934 Act with respect to the Fund and % of such services pursuant to Rule 2-01(c)(7)(i)(C) in accordance with Rule 2-01(c)(7)(ii) with respect to ECM or its control affiliates.
(3)	Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with tax compliance, tax advice and tax planning. Such services include reviewing and signing of federal income tax returns and applicable local and state returns, calculating book/tax differences, calculating and/or reviewing excise tax distributions and returns, and consulting with management regarding tax consequences of proposed or actual transactions, tax planning and compliance issues. The Fund’s Audit Committee approved % of such services pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X under the 1934 Act with respect to the Fund and % of such services pursuant to Rule 2-01(c)(7)(i)(C) in accordance with Rule 2-01(c)(7)(ii) with respect to ECM or its control affiliates.
(4)	Reflects aggregate fees billed for the fiscal year for products and services (other than those previously noted above) provided by PwC. The Fund’s Audit Committee approved % of such services pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X under the 1934 Act with respect to the Fund and % of such services pursuant to Rule 2-01(c)(7)(i)(C) in accordance with Rule 2-01(c)(7)(ii) with respect to ECM or its control affiliates.
(5)	Reflects aggregate fees billed for the fiscal year for non-audit services rendered by PwC to the Fund, ECM or its control affiliates.

ADDITIONAL INFORMATION

Shareholders of the Fund may have family members living in the same home who also own shares of the Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account, the Fund will, until notified otherwise, send only one copy of the prospectus, shareholder report and proxy statement to each household address. If you would like to receive separate documents for each account holder, please call the Fund at 1-800-432-4320 or write to the Fund at 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022. If you currently share a household with one or more other shareholders of the Fund and are receiving duplicate copies of prospectuses, shareholder reports or proxy statements and would prefer to receive a single copy of such documents, please call or write the Fund at the phone number or address listed above.

SHAREHOLDER PROPOSALS

The Fund is not required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board not to hold annual meetings of shareholders unless such shareholder action is required.

Any shareholder who wishes to submit a proposal to be considered at the Fund’s next meeting of shareholders should send the proposal to the Fund at 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022 so as to be received within a reasonable time before the Fund begins to print and send its proxy materials relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting. Any notice of a shareholder proposal that is not received by the Fund within a reasonable time before the Fund sends its proxy materials relating to a particular meeting will be considered untimely.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

VOTING INFORMATION

Record Date and Share Ownership

Shareholders of record as of the close of business on November     , 2007 (the “Record Date”) are entitled to vote at the Meeting. The presence, in person or by proxy, of a majority of the shares of the Fund outstanding and entitled to vote as of the Record Date will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting, but votes sufficient to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the proposals in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” the proposals against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Information as to the number of outstanding shares of the Fund as of the Record Date is set forth below:

AXA Enterprise Mergers and Acquisitions Fund	Number of Class A Shares	Number of Class B Shares	Number of Class C Shares	Number of Class Y Shares	Total Number of Shares

Except as set forth in Exhibit D, ECM does not know of any person who owned beneficially or of record 5% or more of any class of shares of the Fund as of the Record Date. As of that same date, the directors and officers of the Fund as a group owned less than 1% of any class of the Fund’s outstanding shares.

Submitting and Revoking Your Proxy

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” approval of the New Advisory Agreement set forth in Proposal 1 and “FOR” the election of the new Directors identified in Proposal 2. In addition, if other matters are properly presented for voting at the Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of other matters that may properly be presented for voting at the Meeting.

Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting in person. Most shareholders have three options for submitting their votes: (1) via the Internet, (2) by phone or (3) by mail. We encourage you to vote by Internet or by phone. When you vote via the Internet or by phone prior to the date of the Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you attend the Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the Meeting.

You may revoke your proxy at any time prior to its exercise by: (1) submitting a properly executed, later-dated proxy; (2) attending the Meeting in person and voting, or (3) submitting a written notice of revocation to the Secretary of the Corporation (“Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number.

Required Vote

To pass, Proposal 1 requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. In the election of Directors under Proposal 2, those Nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. The proposals do not require separate voting by class.

For purposes of determining whether shareholders have approved a proposal, broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers) and abstentions will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” Proposal 1 because Proposal 1 requires the affirmative vote of a specified majority of the Fund’s outstanding shares.

Solicitation of Proxies

The Fund will not bear the expenses associated with the preparation and solicitation of proxies. Such expenses will be borne by ECM and Gabelli Funds as they shall agree. ECM has retained             to solicit proxies for a fee of $            plus a reasonable amount to cover expenses. Certain directors, officers and other employees of the Fund, ECM, Gabelli Funds or their affiliates, without additional compensation, also may solicit proxies personally or in writing, by telephone, e-mail or otherwise. The Fund will request that brokers and nominees who hold shares of the Fund in their names forward these proxy materials to the beneficial owners of those shares. ECM or one of its affiliates may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith.

OTHER BUSINESS

Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Funds.

A copy of the Fund’s most recent annual report, including financial statements, is available by writing to the Fund at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, or by calling 1-800-432-4320.

IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES PROMPTLY.

INDEX TO EXHIBITS TO PROXY STATEMENT

EXHIBIT A

PRINCIPAL EXECUTIVE OFFICERS AND MEMBER OF GABELLI FUNDS, LLC

Principal Executive Officers*
Mario J. Gabelli, CFA	Chief Investment Officer
Bruce N. Alpert	Executive Vice President and Chief Operating Officer
Agnes Mullady	Vice President
James E. McKee	Secretary

Member*
GAMCO Investors, Inc. (“GBL”)	Sole Member

*	The business address of each of the principal executive officers and GBL is One Corporate Center, Rye, New York 10580.

A-1

EXHIBIT B

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated as of             , 2008, between The 787 Fund, Inc., a Maryland corporation (the “Company”), on behalf of the [Enterprise Mergers and Acquisitions Fund] (the “Fund”), and Gabelli Funds, LLC (the “Adviser”), a New York limited liability company.

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. In General

The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of the assets of the Fund and to supervise and arrange the purchase and sale of assets held in the investment portfolio of the Fund. The Adviser may delegate any or all of its responsibilities to one or more sub-advisers or administrators, subject to the approval of the Board of Directors of the Company. Such delegation shall not relieve the Adviser of its duties and responsibilities hereunder.

2. Duties and obligations of the Adviser with respect to investments of assets of the Fund

(a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Company’s Board of Directors, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund’s assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund and (iii) oversee the administration of all aspects of the Fund’s business and affairs and provide, or arrange for others whom it believes to be competent to provide, certain services as specified in subparagraph (b) below. Nothing contained herein shall be construed to restrict the Fund’s right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the Fund’s shares.

(b) In addition to the investment management services provided in paragraph (a) above, the Adviser shall provide, or arrange for the provision of, the following additional services for the Fund: (i) maintaining the Fund’s books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Fund’s custodian, transfer agent and dividend disbursing agent; (ii) transmitting purchase and redemption orders for the Fund’s shares to the extent not transmitted by the Fund’s distributor or others who purchase and redeem shares; (iii) initiating all money transfers to the Fund’s custodian and from the Fund’s custodian for the payment of the Fund’s expenses, investments, dividends and share redemptions; (iv) reconciling account information and balances among the Fund’s custodian, transfer agent, distributor, dividend disbursing agent and the Adviser; (v) providing the Fund, upon request, with such office space and facilities, utilities and office equipment as are adequate for the Fund’s needs; (vi) preparing, but not paying for, all reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund’s shares under federal and state law including periodic updating of the Company’s registration statement and the Fund’s Prospectus (including its Statement of Additional Information); (vii) supervising the calculation of the net asset value of the Fund’s shares; and (viii) preparing notices and agendas for meetings of the Fund’s shareholders and the Company’s Board of Directors as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board of Directors.

(c) In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940, as amended (the “Act”), the Investment Advisers Act of 1940, as amended, and of any rules or regulations of each in force thereunder; (ii) any other applicable provision of law; (iii) the Articles of Incorporation and By-Laws of the Company, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions applicable to the Fund as set forth in the Company’s then current Registration Statement on Form N-1A, as amended or supplemented, and (v) any policies and determinations of the Board of Directors of the Company.

(d) The Adviser will seek to provide qualified personnel to fulfill its duties hereunder and will bear all costs and expenses (including any overhead and personnel costs) incurred in connection with its duties hereunder and, except as provided otherwise herein, shall bear the costs of any salaries or directors fees of any officers or Directors of the Company who are affiliated persons (as defined in the Act) of the Adviser. Subject to the foregoing, the Company, on behalf of the Fund, shall be responsible for the payment of all the Fund’s other expenses, including (i) payment of the fees payable to the Adviser under paragraph 4 hereof; (ii) organizational expenses; (iii) brokerage fees and commissions; (iv) taxes; (v) interest charges on borrowings; (vi) the cost of liability insurance or fidelity bond coverage for the Company’s officers and employees, and directors’ and officers’ errors and omissions insurance coverage; (vii) if approved by the Board of Directors, compensation and expenses of the Fund’s chief compliance officer and expenses associated with the Fund’s compliance program (viii) legal, auditing and accounting fees and expenses; (ix) charges of the Fund’s custodian, transfer agent and dividend disbursing agent; (x) the Fund’s pro rata portion of dues, fees and charges of any trade association of which the Company is a member; (xi) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the Fund’s prospectus and statement of additional information, and notices to shareholders; (xii) filing fees for the registration or qualification of the Fund as a separate portfolio of an open-end investment company and its shares under federal or state securities laws; (xiii) the fees and expenses involved in registering and maintaining registration of the Fund’s shares with the Securities and Exchange Commission; (xiv) the expenses of holding shareholder meetings; (xv) the compensation, including fees, of any of the Company’s directors, officers or employees who are not affiliated persons of the Adviser; (xvi) all expenses of computing the Fund’s net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund’s investment portfolio; (xvii) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund including those incurred under the Fund’s Plan (as defined herein) adopted pursuant to Rule 12b-1 under the Act; and (xviii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

(e) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but neither the Adviser nor any of its officers, directors, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Company, with respect to the Fund, in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement; provided, however, that the foregoing shall not constitute a waiver of any rights which the Company may have which may not be waived under applicable law.

(f) Nothing in this Agreement shall prevent the Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting.

3. Portfolio Transactions

In the course of the Adviser’s execution of portfolio transactions for the Fund, it is agreed that the Adviser shall employ securities brokers and dealers which, in its judgment, will be able to satisfy the policy of the Fund to seek the best execution of its portfolio transactions at reasonable expenses. For purposes of this agreement, “best execution” shall be interpreted in accordance with applicable law as it pertains to the management of registered investment companies by registered investment advisers. Under such conditions as may be specified by the Company’s Board of Directors in the interest of its shareholders and to ensure compliance with applicable law and regulations, the Adviser may (a) place orders for the purchase or sale of the Fund’s portfolio securities with its affiliate, Gabelli & Company, Inc. (or any other affiliate); and (b) pay commissions to brokers other than its affiliate which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

With respect to Section 17(e) of the Act and Section 11(a) of the Exchange Act, the Company hereby expressly consents and agrees that any associated person of the Adviser, including, without limitation, Gabelli & Company, Inc., may effect securities transactions on any exchange of which such associated person is a member, and that the Adviser, and such associated person, may receive or retain compensation in connection therewith, to the extent permitted under applicable law.

On occasions when the Adviser deems the purchase or sale of a security or other investment to be in the best interest of the Company, as well as other funds advised by the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner that it considers to be the most equitable and consistent with its fiduciary obligations to the Company, on behalf of the Fund.

4. Compensation of the Adviser

(a) Subject to paragraph 2(b), the Company, on behalf of the Fund, agrees to pay to the Adviser out of the Fund’s assets and the Adviser agrees to accept as full compensation for all services rendered by or through the Adviser (other than any amounts payable to the Adviser pursuant to paragraph 4(b) a fee computed daily and payable monthly in an amount equal on an annualized basis to 0.935% of the Fund’s daily average net asset value on the first $1 billion; 0.91% of the Fund’s daily average net asset value on the next $1 billion; 0.885% of the Fund’s daily average net asset value on the next $3 billion; 0.86% of the Fund’s daily average net asset value on the next $5 billion; and 0.835% of the Fund’s daily average net asset value thereafter. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

(b) The Fund will pay its Adviser, or its affiliates, separately for any costs and expenses incurred by the Adviser, or its affiliates, in connection with distribution and service of the Fund’s shares in accordance with the terms (including proration or nonpayment as a result of allocations of payments) of Plans of Distribution (the “Plan”) adopted by the Fund pursuant to Rule 12b-1 under the Act as such Plan may be in effect from time to time; provided, however, that no such payments shall be due or paid to the Adviser under this paragraph 4(b) of the Agreement unless and until, this Agreement shall have been approved by a majority of the Board of Directors of the Company and a majority of the Directors of the Company who are not “interested persons” of the Company (as defined in Section 2(a)(19) of the Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. The Fund reserves the right to modify or terminate such Plan at any time as specified in the Plan and Rule 12b-1, and this subparagraph shall thereupon be modified or terminated to the same extent without further action of the parties. The persons authorized to direct the payment of the funds pursuant to this Agreement and the Plan shall provide to the Company’s Board of Directors, and the Directors shall review, at least quarterly a written report of the amount so paid and the purposes for which such expenditures were made.

(c) For purposes of this Agreement, the net assets of the Fund shall be calculated pursuant to the procedures adopted by resolutions of the Directors of the Company for calculating the net asset value of the Fund’s shares.

5. Indemnity

(a) The Company, on behalf of the Fund, hereby agrees to indemnify the Adviser and each of the Adviser’s directors, officers, employees, and agents (including any such individual who also serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which it/he may be or may have been involved as a party or otherwise or with which it/he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of its/his having acted in any such capacity, except with respect to any matter as to which it/he shall have been adjudicated not to have acted in good faith in the reasonable belief that its/his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as it/he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Company (including the Fund) or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, (iv) reckless disregard of the duties or obligations involved in the conduct of its/his position (the conduct referred to in such clauses (i) through (v) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interest of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that its/his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Company. Notwithstanding the foregoing the Company shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Company cannot lawfully waive.

(b) The Company, on behalf of the Fund, shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation of the indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Company unless it is subsequently determined that he is entitled to such indemnification and if the Directors of the Company determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his written undertaking to reimburse the Company, (B) the Company shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum (as set forth in the Company’s by-laws) of Directors of the Company who are neither “interested persons” of the Company (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding (“Disinterested Non-Party Directors”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(c) All determinations with respect to indemnification hereunder shall be made in compliance with paragraph 5(a) of this Agreement and (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct did not act in bad faith or the belief that its/his conduct was unlawful, as the case may be, or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Directors of the Company, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

6. Duration, Amendment and Termination

This Agreement shall become effective upon on the date hereof, provided that it has been approved by a majority of the shareholders of the Fund and a majority of the Board of Directors who are not parties to this

Agreement or “interested parties” (as defined in the Act) of any such party and shall continue in effect for a period of two years and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Act.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Directors of the Company and the Adviser.

This Agreement may be terminated by the Adviser at any time without penalty upon giving the Company sixty days written notice (which notice may be waived by the Company) and may be terminated by the Company, on behalf of the Fund, at any time without penalty upon giving the Adviser sixty days notice (which notice may be waived by the Adviser), provided that such termination by the Company shall be directed or approved by the vote of a majority of the Directors of the Company in office at the time or by the vote of the holders of a “majority of the outstanding voting securities” (as defined in the Act) of the Fund at the time outstanding and entitled to vote or, with respect to paragraph 4(b), by a majority of the Directors of the Fund who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. This Agreement shall terminate automatically in the event of its assignment (as “assignment” is defined in the Act and the rules thereunder.)

It is understood and hereby agreed that the word “Gabelli” is the property of the Adviser for copyright and other purposes. The Company further agrees that the word “Gabelli” in its name is derived from the name of Mario J. Gabelli and such name may freely be used by the Adviser for other investment companies, entities or products. The Company further agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Company (including the Fund) shall promptly take all necessary and appropriate action to change its name to a name which does not include the word “Gabelli”; provided, however, that the Company (including the Fund) may continue to use the word “Gabelli” if the Adviser consents in writing to such use.

7. Notices

Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

8. Governing Law

This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein and in accordance with the applicable provisions of the Act.

9. Severability

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE 787 FUND, on behalf of the [ENTERPRISE MERGERS AND ACQUISITIONS FUND]

By:
Name:
Title:

GABELLI FUNDS, LLC

By:
Name:
Title:

EXHIBIT C

NOMINATING AND COMPENSATION COMMITTEE CHARTER

Nominating and Compensation Committee Membership

The Nominating and Compensation Committee (“Committee”) of The 787 Fund, Inc. (“Corporation”) shall be composed entirely of Independent Directors and will be comprised of one or more of such Independent Directors. The Officers of the Fund and Enterprise Capital Management, Inc. (“Manager”), although not members of the Committee, may nonetheless be candidates for the Board of Directors of the Fund (“Board”).

Board Nominations and Functions

1. The Committee shall make nominations for Independent Director membership on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Corporation’s investment advisers and other principal service providers. The Committee shall give recommendations provided by the Officers of the Corporation and the Manager the same consideration as any other candidate. Persons selected must not be an “interested person” of the Corporation as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or the other principle service providers. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

3. The Committee shall periodically review director compensation and shall recommend any appropriate changes to the Board as a group.

Committee Nominations and Functions

1. The Committee shall make nominations for membership on all committees of the Corporation and shall review Board committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Independence of Counsel to the Independent Directors

1. The Committee shall consider and review, at least annually, the independence of outside counsel, if any, to the Independent Directors of the Corporation and the basis of the determination must be included in the minutes of the appropriate meeting of the Board.

Other Powers and Responsibilities

1. The Committee shall normally meet annually and is empowered to hold special meetings as circumstances require.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Corporation.

3. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

C-1

EXHIBIT D

FIVE PERCENT OWNER REPORT

As of November     , 2007, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of the Fund are listed below. A shareholder who owns beneficially, directly or indirectly, 25% or more of the Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Class A
Class B
Class C
Class Y

D-1

PROXY CARD

VOTE VIA THE INTERNET: www.proxyweb.com

VOTE VIA THE TELEPHONE: 1-888-221-0697

999 9999 9999 999

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

PROXY CARD

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY __, 2008

This proxy is being solicited by the Board of Directors of AXA Enterprise Mergers and Acquisitions Fund (the “Fund”). The undersigned hereby appoints as proxies              and              each of them (with the power of substitution) to (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Fund, or any adjournment or postponement thereof (the “Meeting”), as described in the Fund’s Proxy Statement, (ii) to vote, in adjournment or postponement thereof, as described in the Fund’s Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Fund’s Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Dated: , 2007

Signature(s) (if held jointly)
(Please sign in box)
Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

☒   PLEASE DO NOT USE FINE POINT PENS.

Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

This proxy card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.

	FOR	AGAINST	ABSTAIN

1. To approve an Investment Advisory Agreement between the AXA Enterprise Mergers and Acquisitions Fund and Gabelli Funds, LLC.	☐	☐	☐

2. To elect a Board of Directors:

(a) Regina Pitaro	☐	☐	☐

(b) Anthony J. Colavita	☐	☐	☐

(c) James P. Conn	☐	☐	☐

(d) Vincent D. Enright	☐	☐	☐

(e) Arthur V. Ferrara	☐	☐	☐

(f) Salvatore J. Zizza	☐	☐	☐

PLEASE DATE AND SIGN THE REVERSE SIDE.